Exhibit 99.3


         RED ROCK PICTURES HOLDINGS, INC AND STUDIO STORE DIRECT, INC.
                  PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                                  6 JUNE 2008
                                  (Unaudited)

The unaudited pro forma combined condensed balance sheet as of 6 June 2008 is based on the individual balance sheet of Red Rock Pictures Holdings, Inc and Subsidiaries and the acquired company Studio Store Direct, Inc. and is prepared as if the acquisition of the company had occurred on 6 June 2008.

The unaudited pro forma adjustments are based upon available information and assumptions that Red Rock Pictures Holdings, Inc believes are reasonable. The unaudited pro forma combined condensed financial statements and related notes thereto should be read in conjunction with Red Rock Pictures Holdings, Inc's historical financial statements as previously filed on the Company's Annual Audit Report on Form 10-K for the period ended 31 August 2008, filed with the Securities and Exchange Commission and the transactions occurred for the period 5 June, 2008 to 31 August, 2008.

These unaudited pro forma combined condensed financial statements are prepared for informational purposes only and are not necessarily indicative of future results.

--------------------------------------------------------------------------------------------------------------------
                                                                Red Rock         Studio     Adjustments     Proforma
                                                                Pictures         Store
                                                               Holdings, Inc.   Direct
                                                               Consolidated       Inc.
--------------------------------------------------------------------------------------------------------------------
   ASSETS
  Current Assets
  Cash                                                       $           650  $  47,788                       48,438
  Accounts receivable                                                105,825      4,500                      110,325
  Loans and notes receivable                                         185,000     76,798                      261,798
  Advances to related party
  Capitalized production costs                                                   86,546                       86.546
  Prepaid expenses and deposits                                        2,137      2,842                        4,979
  Production loans and accrued interest                            3,986,023                               3,986,023
--------------------------------------------------------------------------------------------------------------------
  Total Current Assets                                             4,279,635    218,474                    4,498,109
--------------------------------------------------------------------------------------------------------------------
  Long Term Assets
  Production loans and accrued interest
  Property and equipment                                                         28,113                       28,113
  Intangibles                                                                                446.611         446,611
  Goodwill                                                                                   450,338         450,338
--------------------------------------------------------------------------------------------------------------------

  Total Long Term Assets                                                         28,113      896,949         925,062
--------------------------------------------------------------------------------------------------------------------

  Total Assets                                               $     4,279,635 $  246,587      896,949  $    5,423,171
--------------------------------------------------------------------------------------------------------------------
  LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
  Accounts payable and accrued liabilities                   $        43,480 $   88,615               $      132,095
  Convertible notes payable                                          402,225                                 402,225
  Advances from shareholders                                           5,000     58,921                       63,921
  Deferred production revenue                                                   296,000                      296,000
  Advances from related parties                                    1,923,862     40,000                    1,963,862
--------------------------------------------------------------------------------------------------------------------
  Total Liabilities                                                2,374,567    483,536                    2,858,103
--------------------------------------------------------------------------------------------------------------------
  Going concern, Commitments and Contingency
  Stockholders' Equity
  Common stock                                                        84,351      3,270        7,730          95,351
  Additional paid-in capital                                       8,012,594    536,830      112,170       8,661,594
  Deficit accumulated during the development stage                (6,191,877)  (777,049)     777,049      (6,191,877)
--------------------------------------------------------------------------------------------------------------------
  Total Stockholders' Equity                                       1,905,068   (236,949)     896,949       2,565,068
--------------------------------------------------------------------------------------------------------------------

  Total Liabilities and Stockholders' Equity                 $     4,279,635 $  246,587      896,949  $    5,423,171

RED ROCK PICTURES HOLDINGS, INC CONSOLIDATED AND STUDIO STORE DIRECT, INC. NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. Basis of Pro Forma Presentation

On 6 June 2008, the Company entered into a stock for stock exchange agreement (the "Agreement") with Studio Store Direct, Inc. ("SSD") and all of its current shareholders. Pursuant to the Agreement, the Company issued 11,000,000 restricted common shares in exchange for all the issued and outstanding shares of SSD. These common shares were issued in reliance on the exemption available under Section 4(2) of the Securities Act of 1933, as amended and qualify for exemption since the issuance of shares did not involve a public offering. The acquisition was accounted for using the purchase method of accounting whereby the total purchase price, including transaction expenses, was allocated to tangible and intangible assets acquired based on estimated fair market values.

2. Pro Forma Adjustments

Adjustments have been made to the unaudited pro forma combined condensed financial information to reflect the following:

(a) Based on the provisions of the Agreement between the two companies and valuations of the fair market value of the assets and liabilities of SSD, the allocation of the purchase price was as follows for the undernoted consideration:

                                                                      At 6 June
                                                                        2008
--------------------------------------------------------------------------------
Consideration exchanged:
Issuance of 11,000,000 common shares at $0.06 per share
(valued at the average price two days
before and after the measurement date)                                $ 660,000
                                                                      =========

Net Assets Acquired                                                   $
Cash and cash equivalents                                                47,788
Accounts receivable, no allowances                                        4,500
Loan form related party                                                  76,798
Property and Equipment                                                   28,113
Capitalized production costs                                             86,546
Other assets                                                              2,842
Book value of net liabilities acquired                                 (483,536)
                                                                      ---------
                                                                       (236,949)
                                                                      ---------
Goodwill                                                                450,338
Estimated fair value of identifiable intangible assets
acquired-- completed technology                                         446,611
                                                                      ---------
 Total Assets Acquired                                                $ 660,000
                                                                      =========